T. Rowe Price Group, Inc. May 2, 2025 Earnings Release Supplement Q1 2025 A copy of this presentation, which includes additional information, is available at investors.troweprice.com. Data as of March 31, 2025, unless otherwise noted. All figures are USD, unless otherwise noted.

2T. R O W E P R I C E This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, revenues, expenses, liquidity, cash flows and capital expenditures, net income and earnings per common share, amount or composition of assets under management, dividends, stock repurchases, flows into our investment funds, regulatory developments, changes in our effective fee rate, demand for and pricing of our products, new products and services, effective tax rates, future transactions, our strategic initiatives, industry conditions, general economic conditions, and other market conditions. T. Rowe Price cautions that forward- looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K filed with the Securities and Exchange Commission. Commentary and supplemental material are provided in the context of T. Rowe Price Group, Inc. (NASDAQ:TROW). Information provided may include references to investment strategies and affiliated funds, including historical performance results and product launches. Past performance is no guarantee of future results and products may not launch. T. Rowe Price mutual funds and ETFs are offered through T. Rowe Price Investment Services, Inc. (TRPIS), an SEC-registered broker-dealer and a member of FINRA. Discussion related to the funds is intended to exemplify their contribution to the organization's strategy, operations and financial results. This material does not constitute a distribution, an offer, an invitation, a personal or general recommendation or solicitation concerning investments, investment strategies or account types in any jurisdiction nor to conduct any particular investment activity by any T. Rowe Price affiliate. Forward-Looking Statement

3T. R O W E P R I C E Key Metric Q1 2024 Q4 2024 Q1 2025 AUM, Flows, & Investment Advisory Effective Fee Rate (EFR) Net Flows ($8.0B) ($19.3B) ($8.6B) Assets Under Management (AUM)1 $1.54T $1.61T $1.57T Average AUM $1.48T $1.64T $1.62T EFR without Performance-Based Fees 41.6 bps 40.5 bps 40.0 bps EFR with Performance-Based Fees 42.1 bps 40.9 bps 40.3 bps GAAP Basis Net Revenues $1,750.2M $1,824.5M $1,763.9M Operating Expenses $1,163.6M $1,256.1M $1,167.6M Diluted Earnings per Share (EPS) $2.49 $1.92 $2.15 Non-GAAP Basis Adjusted Operating Expenses2 $1,071.4M $1,222.6M $1,135.1M Adjusted EPS2 $2.38 $2.12 $2.23 Dividends Dividend per share $1.24 $1.24 $1.27 The financial results presented in this earnings release supplement are unaudited. 1 Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 2 For the reconciliation between GAAP and adjusted (non-GAAP) expenses and EPS, see the current earnings release. Financial Highlights

Investment Performance Overview

As of March 31, 2025

% of Funds/ Composites	U.S. Funds Outperforming Morningstar Median[1,2]				U.S. Funds Outperforming Morningstar Passive Peer Median[1,3]				Composites Outperforming Benchmarks[4]			
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	56%	57%	58%	67%	37%	53%	55%	50%	22%	40%	34%	58%
Fixed Income	64%	50%	65%	62%	55%	52%	77%	62%	59%	39%	68%	75%
Multi-Asset	62%	75%	72%	76%	16%	63%	71%	55%	NA	NA	NA	NA
All	61%	61%	65%	68%	34%	56%	66%	55%	38%	39%	48%	64%

% of AUM	U.S. Funds Outperforming Morningstar Median[1,2]				U.S. Funds Outperforming Morningstar Passive Peer Median[1,3]				Composites Outperforming Benchmarks[4]			
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	69%	69%	60%	86%	41%	50%	39%	49%	24%	41%	35%	48%
Fixed Income	74%	62%	72%	79%	53%	57%	92%	73%	72%	35%	71%	54%
Multi-Asset	34%	91%	92%	94%	7%	91%	95%	94%	NA	NA	NA	NA
All	61%	73%	68%	87%	34%	60%	57%	61%	33%	40%	41%	49%

Past performance is not a guarantee nor a reliable indicator of future results.
The investment performance reflects that of the T. Rowe Price-sponsored mutual funds, ETFs, and composites.
[1] Source: © 2025 Morningstar, Inc. All rights reserved. Please see page 16 for more information.
[2] Primary share class only. Excludes T. Rowe Price passive funds, funds that are clones of other funds, and fund categories not ranked by Morningstar.
[3] Primary share class only. Excludes T. Rowe Price passive funds and funds that are clones of other funds. Funds are measured against the most appropriate strategy benchmark used for portfolio manager evaluation, which may not always be the regulatory benchmark.
[4] Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites.

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5T. R O W E P R I C E Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. OHA’s fee-basis AUM of $46.9B acquired on December 29, 2021, is reflected in 2021 ending AUM. All periods after 2021 reflect the related activity. Other acquisition of AUM is detailed in our quarterly releases and 10Qs. Distributions, net of reinvestments, are included in the market change figure. Manager-driven distributions related to our alternative products by year: 2022: $2.6B, 2023: $2.6B, 2024: $3.7B, YTD 2025: $0.7B U.S. $ billions Assets Under Management Market Change ($B) +60.4 -6.6 +70.1 +127.6 +50.7 +14.7 +50.5 +166.3 -42.0 +231.3 +256.9 +198.9 -351.4 +251.6 +205.3 -31.7 Net Flows ($B) +30.3 +14.1 +17.2 -12.0 +3.7 +1.6 -2.8 +14.0 +13.2 +13.2 +5.6 -28.5 -61.7 -81.8 -43.2 -8.6 En di ng A U M $482 $489 $577 $692 $747 $763 $811 $991 $962 $1,207 $1,471 $1,688 $1,275 $1,445 $1,607 $1,566 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Mar 2025

Assets Under Management and Net Flows

U.S. $ billions

Asset Class

Assets Under Management



$48 $50 $52 $53 $53
Alts
Multi-Asset
$521 $529 $561 $536 $544
Fixed Income
$171 $180 $186 $188 $196
Equity
$803 $810 $832 $830 $773
Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

Client Type

Assets Under Management



Inst.
$866 $894 $936 $941 $926
Retail
$676 $675 $695 $666 $640
Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

Geography

Assets Under Management



APAC, EMEA, Canada
$131 $135 $141 $142 $137
U.S.
$1,412 $1,434 $1,490 $1,465 $1,429
Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

Net Flows



Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
Equity	$ (12.8)	$ (14.9)	$ (16.1)	$ (8.2)	$ (19.2)
FI	0.2	7.8	1.1	3.5	5.4
MA	5.5	1.6	1.9	(15.5)	5.5
Alts	(0.9)	1.8	0.9	0.9	(0.3)

Net Flows



Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
Inst.	$ (0.5)	$ 7.6	$ (2.2)	$ 4.9	$ (1.7)
Retail	(7.5)	(11.3)	(10.0)	(24.2)	(6.9)

Net Flows



Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
U.S.	$ (5.9)	$ (5.2)	$ (13.1)	$ (20.2)	$ (8.0)
APAC, EMEA, Canada	(2.1)	1.5	0.9	0.9	(0.6)

Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates.

Institutional includes defined contribution assets, including assets sourced from intermediaries and the firm's full-service recordkeeping business. Retail includes our direct-marketed business and financial intermediaries

Unfunded capital commitments will transition to fee basis assets under management or assets under advisement as capital is called and deployed.

[1] See page 15 for further details on retirement assets.

Assets Under Management

As of March 31, 2025

- Retirement assets are 66% of AUM[1]
- U.S. defined contribution AUM of $713B
- Target date AUM of $484B
- Alternative AUM includes private markets ($20B), CLOs ($20B), and liquid strategies ($13B)
- $17.1B in unfunded capital commitments compared to $16.2B at December 31, 2024

Net Flows

Q1 2025

- Outflows largely concentrated in U.S. equities
- Target date inflows of $6.3B in Q1 2025
- Alternatives flows are net of $0.7B in manager-driven distributions

Firmwide flows by quarter ($B)

Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
(8.0)	(3.7)	(12.2)	(19.3)	(8.6)

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7T. R O W E P R I C E $62.0 ($7.2) ($50.3) $2.0 $7.2 Q1 2024 Investment Advisory Fees Performance- Based Advisory Fees CABI (Change in Accrued Carried Interest) CABI (Amortization & Impairment) Administrative, Distribution, Services & Other Q1 2025 Quarterly Net Revenues U.S. $ millions ▪ Investment advisory fees represent about 90% of net revenue in the periods presented ▪ Q1 2025 investment advisory revenue was $1,598.4M ▪ CABI (change in accrued carried interest) was $9M in Q1 2025 compared to $60M in Q1 2024 and $13M in Q4 2024 Q1 2025 compared to Q4 2024 Q1 2025 compared to Q1 2024 ($68.8) ($8.9) ($3.3) $7.3 $13.1 Q4 2024 Investment Advisory Fees Performance- Based Advisory Fees CABI (Change in Accrued Carried Interest) CABI (Amortization & Impairment) Administrative, Distribution, Services & Other Q1 2025 Capital allocation-based income (CABI) $13.7 / 0.8% ($60.6) / (3.3)% $1,750.2 $1,763.9 $1,763.9 $1,824.5

8T. R O W E P R I C E ($47.5) $— $0.7 ($24.1) $9.3 ($1.7) ($24.2) Q4 2024 Compensation & Related CABI Compensation Distribution & Servicing Ad/Promo Product & Recordkeeping Tech, Occ, & Facility G&A&Other Q1 2025 Quarterly Adjusted Operating Expenses U.S. $ millions Q1 2025 compared to Q1 2024 $28.6 ($14.6) $11.7 $0.8 $8.8 $17.7 $10.7 Q1 2024 Compensation & Related CABI Compensation Distribution & Servicing Ad/Promo Product & Recordkeeping Tech, Occ, & Facility G&A&Other Q1 2025 Q1 2025 compared to Q4 2024 For the reconciliation between GAAP and adjusted (non-GAAP) expenses, see the current earnings release. Capital allocation-based income (CABI) compensation represents the portion of CABI (carried interest) that is passed through to certain associates as compensation. $63.7 / 5.9% $1,071.4 ($87.5) / (7.2)% $1,222.6 $1,135.1 $1,135.1 Three months ended 3/31/2025 3/31/2024 Change (%) Adjusted Operating Expenses $1,135.1 $1,071.4 5.9% Adjusted CABI Compensation (3.9) (18.5) n/m Adjusted Operating Expenses, ex CABI Compensation $1,131.2 $1,052.9 7.4% Basis for Operating Expense Guidance U.S. $ millions

9T. R O W E P R I C E 1 Operating margin is equal to operating income divided by net revenues; adjusted operating margin is equal to adjusted operating income divided by adjusted net revenues. See the GAAP to adjusted (non-GAAP) operating income and operating margin reconciliation on page 13. For the reconciliation between GAAP and adjusted (non-GAAP) net income and EPS, see the current earnings release. Net Income U.S. $ millions, (except EPS) Quarterly Operating Income and Net Income U.S. GAAP Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Net Income $573.8 $483.4 $603.0 $439.9 $490.5 Diluted EPS $2.49 $2.11 $2.64 $1.92 $2.15 Operating Income U.S. GAAP Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Operating Income $586.6 $564.7 $613.6 $568.4 $596.3 Operating Margin1 33.5% 32.6% 34.4% 31.2% 33.8% Adjusted Operating Income Adjusted Operating Margin1 $692.4 $654.9 $718.4 $620.2 $640.6 39.3% 37.2% 39.5% 33.7% 36.1% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Adjusted Net Income Adjusted EPS $548.5 $519.7 $586.5 $484.8 $509.3 $2.38 $2.26 $2.57 $2.12 $2.23 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025

10T. R O W E P R I C E Capital Returned to Stockholders Cash and Investments1 1 Cash and investments includes our cash and investments in T. Rowe Price sponsored products. This display does not include the non-controlling interest of our seed investments, which we normally consolidate due to our ownership. Capital returned to stockholders may not add up due to rounding. U.S. $ millions Capital Management Data through 3/31/2025 Q1 2024 Q4 2024 Q1 2025 Cash and Cash Equivalents $2,416.5 $2,649.8 $2,836.7 Discretionary Investments $477.5 $457.1 $460.4 Cash and Discretionary Investments $2,894.0 $3,106.9 $3,297.1 Redeemable Seed Capital $1,418.7 $1,262.3 $1,331.9 Investments used to Hedge Deferred Compensation Liabilities $929.0 $1,110.9 $1,054.4 289 1,139 3,375 218 472 1,341 — — — Q1 2025 Last 12 months Last 36 months $4,717 $1,611 $506 Dividends Share Repurchases

Quarterly Capital Allocation-Based Income (carried interest)

U.S. $ millions, unless otherwise noted

Investments in affiliated private investment funds—carried interest


CABI ($1.2)
$426.9
$9.2
($10.4)
($43.1)
$382.6
Q4 2024
Change in accrued carried interest
Acquisition-related amortization and impairments
Net Distributions
Q1 2025

Non-controlling interests (NCI) in consolidated entities


CABI Comp ($0.4)
$160.7
$3.9
($4.3)
$0.1
$160.4
Q4 2024
Change in accrued carried interest compensation
Acquisition-related amortization and impairments
Net Contributions
Q1 2025

At the end of each reporting period, accrued carried interest reflects what would be due from each investment fund as if the fair value of the underlying investments were realized as of such date, regardless of whether the amounts have been realized.
The change in the carrying value of accrued carried interest reflects amounts that are (1) market-related adjustments recognized as capital allocation-based income in the income statement, (2) acquisition-related amortization and impairments, and (3) realized and distributed by the fund. The change in accrued carried interest will fluctuate quarter to quarter.
Approximately $0.7M of the 40%-50% of accrued carried interest recognized in compensation expense was not allocated to non-controlling interest holders, therefore, not categorized as CABI-related compensation.

- As of 3/31/2025, $19B of alternatives fee-basis assets under management are eligible to earn carried interest
- In general, 50%-60% of accrued carried interest is expected to be retained in operating income, with the remainder recognized as compensation expense
- Absolute performance of the following indices are an indicator of changes in accrued carried interest

Q1 2025 returns[1]	
ICE Bank of America U.S. High Yield Index:	0.9%
S&P UBS Leveraged Loan Index:	0.6%

Past performance is not a guarantee nor a reliable indicator of future results.
[1]See the slide 16 for additional legal notices and disclaimers

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Non-GAAP Reconciliation

13T. R O W E P R I C E Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Net Revenues, GAAP Basis $1,750.2 $1,733.3 $1,785.6 $1,824.5 $1,763.9 Non-GAAP Adjustments1: Consolidated Investment Products 1.2 0.5 1.3 0.6 1.4 Investment Amortization and Impairments 12.4 26.9 30.5 17.7 10.4 Net Revenues, Non-GAAP Basis $1,763.8 $1,760.7 $1,817.4 $1,842.8 $1,775.7 Operating Income, GAAP Basis $586.6 $564.7 $613.6 $568.4 $596.3 Non-GAAP Adjustments1: Acquisition-Related Adjustments 50.5 73.0 59.0 56.0 49.0 Consolidated Investment Products 2.3 2.6 2.4 2.5 2.5 Deferred Compensation Liabilities 53.0 14.6 43.4 (6.7) (7.2) Operating Income, Non-GAAP Basis $692.4 $654.9 $718.4 $620.2 $640.6 Operating Margin, GAAP Basis2 33.5% 32.6% 34.4% 31.2% 33.8 % Operating Margin, as Adjusted2 39.3% 37.2% 39.5% 33.7% 36.1% 1 For a description of the non-GAAP adjustments, see the related earnings releases and/or prior 10Q or 10Ks filed with the SEC. 2 Operating margin is equal to operating income divided by net revenues. U.S. $ millions Non-GAAP Net Revenues and Operating Income Reconciliation

Appendix

15T. R O W E P R I C E Assets Under Management – by Account Type U.S. $ billions Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 1 Full-service recordkeeping manages ~$0.4B in defined benefit plans 2022 2023 2024 Mar-25 U.S. Defined Contribution – Investment only $410.2 $486.2 $565.2 $554.8 U.S. Retirement Plan Sponsors - Full-service recordkeeping 132.4 141.2 154.2 157.9 Total U.S. Defined Contribution (DC) 542.6 627.4 719.4 712.7 Other retirement accounts 304.3 341.4 349.1 327.8 Total U.S. DC and Other Retirement 846.9 968.8 1,068.5 1,040.5 Other accounts 427.8 475.7 538.1 525.8 Total AUM at end of period $1,274.7 $1,444.5 $1,606.6 $1,566.3 Full-service recordkeeping and plan administration services provided to: ▪ $280 billion in assets under administration as of March 31, 2025 ▪ Over 8,600 U.S. retirement plans ▪ About 2.4 million plan participants

16T. R O W E P R I C E Figures may not total due to rounding. Investment performance overview (slide 4) 1 Source: © 2025 Morningstar, Inc. All rights reserved. The information contained herein: 1) is proprietary to Morningstar and/or its content providers; 2) may not be copied or distributed; and 3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. 2 Source: Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. The top chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that outperformed the Morningstar category median. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $307B for 1 year, $300B for 3 years, $299B for 5 years, and $298B for 10 years. 3 Passive Peer Median was created by T. Rowe Price using data from Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, funds with fewer than three peers, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of a retail fund. This analysis compares T. Rowe Price active funds with the applicable universe of passive/index open-end funds and ETFs of peer firms. The top chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that outperformed the passive peer universe. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $290B for 1 year, $284B for 3 years, $245B for 5 years, and $237B for 10 years. 4 Composite net returns are calculated using the highest applicable separate account fee schedule. Excludes money market composites. All composites compared to official GIPS composite primary benchmark. The top chart reflects the percentage of T. Rowe Price composites with 1 year, 3 year, 5 year, and 10 year track record that outperformed their benchmarks. The bottom chart reflects the percentage of T. Rowe Price composite AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $1,391B for 1 year, $1,385B for 3 years, $1,380B for 5 years, and $1,338B for 10 years. Capital Allocation Based Income (slide 11) ICE Data Indices and S&P Dow Jones Indices LLC do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market- data-disclosures for additional legal notices & disclaimers. Additional Information

17T. R O W E P R I C E Important Information Referenced in the earnings call: The following entities may be referenced in the earnings supplement or the earnings call: ▪ TRPA – T. Rowe Price Associates, Inc. ▪ TRPIM – T. Rowe Price Investment Management, Inc. This material, including any statements, information, data and content contained within it and any materials, information, images, links, graphics or recordings provided in conjunction with this material are being furnished by T. Rowe Price for general informational purposes only. Under no circumstances should the material, in whole or part, be copied or distributed without consent from T. Rowe Price. The views contained herein are as of the date of the presentation. The information and data obtained from third-party sources which is contained in the report were obtained from the sources deemed reliable; however, its accuracy and completeness is not guaranteed. The products and services discussed in this presentation are available via subsidiaries of T. Rowe Price Group as authorized in countries throughout the world. The products and services are not available to all investors or in all countries. Visit troweprice.com to learn more about the products and services available in your country and the T. Rowe Price Group subsidiary which is authorized to provide them. The material is not intended for use by persons in jurisdictions that prohibit or restrict the distribution of the material and in certain countries the material is provided upon specific request. © 2025 T. Rowe Price. All Rights Reserved. T. ROWE PRICE, INVEST WITH CONFIDENCE, the Bighorn Sheep design and related indicators are trademarks of T. Rowe Price Group, Inc. All other trademarks are the property of their respective owners.